SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



Date  of  Report  (Date  of  Earliest  Event  Reported):  December  4,  1997


                            MONACO FINANCE, INC.
              (Exact Name of Registrant as Specified in Charter)

             Colorado                      0-18819             84-1088131
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
of Incorporation)                                          Identification No.)




                      370 Seventeenth Street, Suite 5060
                               Denver, Colorado 80202
                   (Address of Principal Executive Offices)


Registrant's  Telephone  Number,  Including  Area  Code:        (303) 592-9411


                                    N/A
        (Former Name or  Former Address, if Changed Since Last Report)


Total  number  of  pages  is  33.

The  exhibit  index  appears  at  sequential  page  no.  3

ITEM  1.  CHANGE  IN  CONTROL  OF  REGISTRANT.

     On or about December 4, 1997, Consumer Finance Holdings, Inc. ("CFH") and Morris Ginsburg, Sandler Family Partners, Ltd., and Irwin L. Sandler (collectively the "Shareholders") entered into an Option Agreement effective as of that date. CFH is a wholly-owned subsidiary of Pacific USA Holdings Corp. ("Pacific USA"). Messrs. Ginsburg and Sandler are executive officers and directors of Monaco Finance, Inc. (the "Company"). Pursuant to the Option Agreement, the Shareholders granted a three-year option to CFH (the "Call Option") to purchase all, but not less than all, of the 830,000 shares of Class B Common Stock owned by the Shareholders (the "Option Shares") at a purchase price of $4.00 per share. Concurrently, CFH granted to each Shareholder a three-year option (the "Put Option") to sell that portion of the Option Shares held by each Shareholder at a price of $4.00 per share. The Put Option is exercisable with respect to 50% of the Option Shares during the 30-day period following the second anniversary of the effective date and 50% during the 30-day period following the third anniversary of the effective date. The Call Option and Put Option both expire on the third anniversary date of the effective date, or on December 4, 2000. In the event that CFH or any of its affiliates exercises the Call Option, and within 180 days after closing thereof, sells or agrees to sell any portion of the Option Shares to a person who is not an affiliate of CFH for a price greater than $4.00 per share, the seller shall be obligated to pay the Shareholders 50% of such excess. The Shareholders agreed not to pledge, sell or otherwise transfer the Option Shares at any time during the term of the Call Option except to the extent of exercise of the Put Option. The obligation of CFH under the Put Option is secured by funds in a segregated bank account.

     Pursuant to the Option Agreement, each Shareholder granted CFH the right to vote all Option Shares and to direct the exercise of all consensual or other voting rights with respect to any additional shares of the Company's capital stock as to which any Shareholder holds a proxy granted by a third party, subject to any fiduciary duty owed to the grantor of any such proxy. The Shareholders retain all other incidents of ownership with respect to the Option Shares, including, but not limited to, the right to receive dividends.

     The Option Agreement further provides that CFH shall vote or cause to be voted shares of the Company's capital stock, including the Option Shares, to maintain Messrs. Ginsburg and Sandler as directors of the Company. The Shareholders agree to use their best efforts to provide CFH with the right to designate four directors to the Company's board or such larger number as shall then be sufficient to provide CFH with effective control of the board. As of the date hereof, the board consists of four members.

     Pacific USA is the record owner of 1,500,000 shares of Class A Common Stock. As a result of the Option Agreement, it was granted the power to vote the 830,000 shares of Class B Common Stock owned by the Shareholders and a limited power to direct the voting of shares subject to proxies held by the Shareholders. As of the date of this report, 7,203,379 shares of Class A Common Stock are issued and outstanding and 1,273,715 shares of Class B Common Stock are issued and outstanding. The Class A Common Stock has one vote per share while the Class B Common Stock has three votes per share. The Class A and Class B Common Stock vote together as one class. Accordingly, Pacific USA may be deemed to be the beneficial owner of approximately 32.7% of the Class A Common Stock and controls approximately 48.3% of the total voting power. Upon exercise of either the Put Option or the Call Option, the Class B Common Stock purchased by CFH will automatically convert into Class A Common Stock thereby reducing the voting power of Pacific USA.

     On or about May 14, 1993, the Company, Sandler Family Partners, and Messrs. Ginsburg and Sandler entered into a Buy-Sell Agreement giving the Company the right to buy all shares of its capital stock owned by Mr. Ginsburg upon his death and all shares of its capital stock beneficially owned by Mr. Sandler upon his death. In addition, the Company had a right of first refusal to purchase any such stock desired to be sold by Mr. Ginsburg or Sandler
Family Partners. This right of first refusal was exercisable by either the Issuer or the non-selling Shareholder. The parties to the Buy-Sell Agreement have agreed that the purchase rights and obligations under the Option Agreement shall supersede the purchase and right of first refusal provisions contained in the Buy-Sell Agreement during the term of the Option Agreement.

     Concurrently, the Company entered into Executive Employment Agreements with Messrs. Ginsburg and Sandler (the "Executives") whereby Mr. Ginsburg is


                                  <2>
employed as president and chairman of the board and Mr. Sandler is employed as executive vice president. He also presently serves as corporate secretary and treasurer. The employment agreements each have a term of three years, beginning December 4, 1997. The employment agreements provide for an annual base salary for Messrs. Ginsburg and Sandler of $310,000 and $290,000, respectively, and the same fringe benefits as are provided to other executive level employees from time to time. Benefits include, without limitation, the right to participate in stock option grants.
     The employment agreements contain confidentiality, non-competition and non-solicitation covenants by the Executives which apply for a period of two years following expiration of the Executive's employment for any reason other than death. As consideration for these covenants, the Company agreed to pay each Executive the sum of $300,000 in two equal installments without interest, with the first installment due on the first anniversary date of the commencement of the two-year period and the second installment due on the second anniversary date thereof.

     The Company is in negotiations with Pacific USA, CFH and other subsidiaries of Pacific USA regarding the acquisition from the subsidiaries of a portfolio of sub-prime automobile loans. To date, the negotiations contemplate that a portion of the purchase price will be paid in shares of the Company's Class A Common Stock and in securities convertible into such shares.

ITEM  7.  FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)          Exhibits.

     10.57 Option Agreement effective as of December 4, 1997, by and between Consumer Finance Holdings, Inc. and Morris Ginsburg, Sandler Family Partners, Ltd., and Irwin L. Sandler

     10.58 Irrevocable Proxy and Power of Attorney dated December 4, 1997, granted by Morris Ginsburg

     10.59 Irrevocable Proxy and Power of Attorney dated December 4, 1997, granted by Sandler Family Partners, Ltd.

     10.60        Executive Employment Agreement between Registrant and Morris
Ginsburg

     10.61      Executive Employment Agreement between Registrant and Irwin L.
Sandler

     10.62          First  Amendment  to  Buy-Sell  Agreement



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



          MONACO  FINANCE,  INC



Date:            December  12,  1997          By:      /s/ MORRIS GINSBURG
                 ------------------                    -------------------


                                  <3>

EXHIBIT  10.57
                               OPTION AGREEMENT


                                 by and among


                       Consumer Finance Holdings, Inc.

                                     and


               Morris Ginsburg, Sandler Family Partners, Ltd.,


                             and Irwin L. Sandler


                               Effective as of


                               December 4, 1997



                                  <3>

                              OPTION AGREEMENT


     This OPTION AGREEMENT (this "Agreement"), effective as of December 4, 1997 (the "Effective Date"), is made and entered into by and among Consumer Finance Holdings, Inc., a Nevada corporation ("Optionee"), and each of Morris Ginsburg ("Ginsburg"), Sandler Family Partners, Ltd., a Colorado limited partnership ("Sandler Partners"), and Irwin L. Sandler ("Sandler" and, together with Ginsburg and Sandler Partners, the "Shareholders").

     WHEREAS, Ginsburg and Sandler Partners are the owners of 580,000 and 250,000 shares, respectively, of Class B Common Stock, par value $0.01 per share ("Class B Common Stock" or the "Shares"), of Monaco Finance, Inc., a Colorado corporation (the "Company");

     WHEREAS, the Shareholders are willing to grant to Optionee an option to purchase the Shares upon the terms of this Agreement, and to agree to the additional terms and conditions of this Agreement, including the provisions regarding voting of the Shares contained herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINITIONS. The following terms when used in this Agreement shall have the following meanings:

     "Affiliate" means, with respect to a person, any corporation or other entity in which such person has a direct or indirect controlling interest or by which such person is directly or indirectly controlled or which is under direct or indirect common control with such person.

     "Business Day" means any day which is not a Saturday or a Sunday, or a day on which banks in the State of Colorado are not authorized or required to close.

                                  <4>

     "Common Stock" shall mean the Company's Class A Common Stock, par value $0.01 per share, and the Class B Common Stock, par value $0.01 per share.

     "Effective  Date"  shall  mean  December  4,  1997.

     "Lien or Other Encumbrance" means any lien, pledge, mortgage, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, transfer restriction under any shareholder or similar agreement or encumbrance.

     "Shares" or "Option Shares" mean (i) the 830,000 shares of Class B Common Stock owned by Shareholders, (ii) any shares of Common Stock issued in respect of any subdivision, split or dividend on the shares of Class B Common Stock described in subparagraph (i), and (iii) in the event the Company at any time shall be a party to a recapitalization of the Class B Common Stock in which the previously outstanding Class B Common Stock shall be changed into or exchanged for different securities of the Company, any such other securities received in respect of such shares of Class B Common Stock.

     2.          OPTION  TO  PURCHASE  SHARES.

     (a) Grant of Option; Exercise. Effective as of the Effective Date, each of the Shareholders hereby grants to the Optionee an irrevocable option (the "Option") to purchase that portion of the Shares held by such person at a price of $4.00 per share, subject to adjustment as provided in Section 2(e) (as adjusted, the "Option Price"). The Option shall be exercisable commencing on the Effective Date and ending on the third anniversary of the Effective Date (the "Option Term"). In the event the Optionee elects to exercise the Option, the Optionee shall (i) notify the Shareholders of such election by delivering a written notice to that effect setting forth the date for the consummation of the purchase (such date being referred to as the "Option Closing Date"), which date shall be not earlier than ten (10) days or later than thirty (30) days from the date the notice is delivered and (ii) to the extent one-half of the Security (hereinafter defined) has been released in accordance with the last sentence of Paragraph 2(b) hereof, replenish the Security, on the date of exercise of the Option, to an amount equivalent to 100% of the Option Price. The Optionee shall have the right to exercise the Option as to all, but not less than all, of the Shares.

     (b)      Security.   Simultaneously with the execution hereof, Optionee
shall provide as security for the full and prompt performance of its obligations to pay the Put Price (as hereinafter defined) in the form of cash, a letter of credit or other collateral reasonably acceptable to Shareholders and sufficient, upon payment, collection or sale to pay the full amount due from Optionee upon a full exercise of the Put (i.e. without regard to any provisions for partial or installment exercise or installment payment) under this Agreement (the "Security"), which Security will be pledged to the Shareholders pursuant to the terms and conditions of a Pledge Agreement which will be acceptable to Optionee and Shareholders. If the first Put is not exercised in the First Put Period, then immediately following the expiration of the First Put Period, one-half of the Security shall be released from the pledge agreement. The Security shall initially be cash. The Shareholders agree that the Optionee may, at its election, substitute a letter of credit for the cash at any time by delivering to each of the Shareholders one or more letters of credit, in form and substance acceptable to each such Shareholder, aggregating the Put Price for each such Shareholder's Shares.

     (c) Payment of Option Price. On the Option Closing Date, the Optionee shall pay to each of the Shareholders an amount equal to the number of Shares being sold by such person multiplied by the Option Price. Such amount shall be paid by wire transfer of immediately available funds to such account or accounts of the Shareholders as the Shareholders shall designate to the Optionee, in the manner specified herein for the delivery of notices, not less than three (3) Business Days prior to the Option Closing Date. In the event that the Optionee defaults on its obligation to pay the Option Price on the Option Closing Date, the Shareholders may elect to foreclose on the Security and complete the sale of the Shares; provided, that if the Shareholders elect not to so complete the sale of the Shares, Optionee shall have no further rights pursuant to this Agreement.


                                  <5>

     (d)          Delivery  of  Shares.    On  the  Option Closing Date, the
Shareholders shall deliver to the Optionee stock certificates representing all of the Shares being purchased by the Optionee, duly endorsed in blank or accompanied by duly executed instruments of transfer, or registered in the name of the Optionee.

     (e) Option Price Adjustments. In the event the Company shall at any time subdivide or split its outstanding shares of Class B Common Stock into a greater number of shares or declare any dividend on the Class B Common Stock payable in shares of Common Stock, the Option Price in effect immediately prior to such subdivision, split, or dividend shall be proportionately decreased, and conversely, in case the outstanding shares of Class B Common Stock shall be combined into a smaller number of shares, the Option Price in effect immediately prior to such combination shall be proportionately increased.

     (f) Sale or Transfer of Shares by Optionee. In the event that the Optionee or any Affiliate of Optionee exercises the Option and within 180 days of the Option Closing Date, Optionee or any Affiliate of Optionee sells, or agrees to sell, all or any portion of the Shares to a person who is not an Affiliate of the Optionee for a price per share greater than $4.00 per share, Optionee or its Affiliate shall be obligated to pay to the Shareholders, in proportion to the number of shares previously held by them, 50% of such excess purchase price per share. Such payment shall be made to the Shareholders within two (2) business days after receipt of the purchase price by Optionee or its Affiliate from such third party purchaser. Optionee shall notify the Shareholders in writing at least ten (10) days prior to the consummation of any such sale or agreement of the fact of such sale or agreement. Any sale of Common Stock by Optionee or its Affiliate shall be deemed to include Shares in the same proportion that the Shares bear to the aggregate amount of Common Stock held by Optionee and its Affiliates immediately prior to such sale. The provision of this Section 2(f) shall apply to any Affiliate of Optionee.

     (g) Encumbrance on Shares. Until the expiration of the Option Term, none of the Shareholders shall pledge or otherwise encumber the Shares or, except as set forth in Section 3 hereof, sell, assign, transfer or grant any other rights in the Shares or take any other action inconsistent with the Option.

     (h) Legend. On the Effective Date, the Shareholders shall deliver the Shares to the Company and instruct the Company to place the following legend on each certificate representing the Shares and record corresponding stop transfer instructions to its transfer agent:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF AN OPTION AGREEMENT DATED AS OF DECEMBER 4, 1997 BY AND AMONG CONSUMER FINANCE HOLDINGS, INC., MORRIS GINSBURG, SANDLER FAMILY PARTNERS, LTD., AND IRWIN L. SANDLER. COPIES OF SUCH AGREEMENT ARE ON FILE WITH THE SECRETARY OF MONACO FINANCE, INC.

The Optionee shall instruct the Company to return the legended Shares as promptly as practicable to the Shareholders.

     (i)          Release    from  Option.    Upon any permitted sale by the
Shareholders under Section 3 hereof or upon expiration of the Option granted hereunder, the Shares shall be released from the terms of this Option, and the Shareholders shall be entitled to request the Company to remove the legend called for by Section 2(h) from the certificates evidencing such shares and terminate the stop transfer instructions in respect of such shares. Except as herein expressly provided, none of the Shareholders shall take any action to remove the legend described in Section 2(h) from the certificates evidencing the Shares.

     3.          RIGHT  TO  SELL.

     (a) Grant of Put. The Optionee hereby grants to each Shareholder during the Option Term an irrevocable option, exercisable during the Option Term (the "Put"), to sell that portion of the Shares held by each such


                                  <6>

Shareholder at a price of $4.00 per share, subject to adjustment as provided in Section 3(d) (as adjusted, the "Put Price"). The Put shall be exercisable by a Shareholder with respect to (i) up to 50% of the Shares held by such Shareholder as of the date hereof during the 30-day period following the second anniversary of the Effective Date (the "First Put Period"), and (ii) up to 50% of the Shares held by such Shareholder as of the date hereof during the 30-day period following the third anniversary of the Effective Date (the "Second Put Period"). In the event any Shareholder elects to exercise the Put, such Shareholder shall notify the Optionee of such election by delivering a written notice (the "Put Notice") to the Optionee during the First Put Period or the Second Put Period, as the case may be, which shall set forth the fact of such election.

     (b) Payment of Put Price. On the date of the consummation of the purchase of the Shares subject to a Put (such date being referred to as the "Put Closing Date"), which date shall be not earlier than 10 days or later than 30 days from the date a Put Notice is delivered, as determined by the Optionee, the Optionee shall pay to the Shareholder who has delivered such Put Notice an amount equal to the number of Shares being put by such person, multiplied by the Put Price (the "Put Payment"). The Put Payment shall be paid by wire transfer of immediately available funds to such account or accounts of the Shareholder as the Shareholder exercising the Put shall designate to the Optionee, in the manner specified herein for the delivery of notices, not less than three (3) Business Days prior to the Put Closing Date.

     (c) Delivery of Option Shares. On the Put Closing Date, the Shareholder exercising the Put shall deliver to the Optionee stock certificates representing all of the Shares being purchased by the Optionee, duly endorsed in blank or accompanied by duly executed instruments of transfer, or registered in the name of the Optionee.

     (d) Put Price Adjustments. In the event the Company shall at any time subdivide or split its outstanding shares of Class B Common Stock into a greater number of shares or declare any dividend of the Class B Common Stock payable in shares of Common Stock, the Put Price in effect immediately prior to such subdivision, split, or divided shall be proportionately decreased, and conversely, in case the outstanding shares of Class B Common Stock shall be combined into a smaller number of shares, the Put Price in effect immediately prior to such combination shall be proportionately increased.

     4.          VOTING  AGREEMENTS.

     (a) Voting Agreement. Each Shareholder hereby grants Optionee the right, for a period commencing on the Effective Date and ending on the third anniversary of the Effective Date (the "Voting Period"), to vote the Option Shares (on the basis of three votes per share rather than one vote per share of the Company Class A Common Stock, par value $0.01 per share), at all meetings of shareholders of the Company, to cause such Option Shares, and such additional shares of capital stock of the Company to which he or the Shareholders hold a proxy granted by a third party, to be counted as present at any such meetings for purposes of establishing a quorum and to exercise all consensual or other voting rights with respect to the Option Shares and additional shares, in each case in such manner as Optionee, in its sole discretion, shall determine by written notice to the Shareholders, provided that voting any shares of capital stock as to which he or the Shareholders hold a proxy granted by a third party in the manner directed by Optionee shall be consistent with any fiduciary duty owed by him or the Shareholder to the grantor of such proxy. Each of the Shareholders hereby acknowledges that the grant of rights under this Section 4(a): (i) is consistent with Section 7-107-302 of the Colorado Business Corporation Act, and (ii) is coupled with an interest and is intended by all parties to this Agreement to be irrevocable during the Voting Period.

     (b) Irrevocable Proxies. To secure each Shareholder's obligation to vote that person's Option Shares in accordance with the provisions of this Agreement, each Shareholder shall, simultaneously with the execution of this Agreement, execute one, and thereafter if need be more than one, irrevocable proxy, substantially in the form attached hereto, pursuant to Section 7-107-203 of the Colorado Business Corporation Act, in favor of Optionee or its designee, permitting Optionee or its designee to vote all Option Shares owned by such Shareholder during the Voting Period, and each such Shareholder shall deliver such proxies to Optionee.

     (c) Deposit with the Company. A counterpart of this Agreement shall be deposited with the Company at its principal office and shall be subject to the same rights of examination by a shareholder of the Company, in


                                  <7>
person or by agent or attorney, as are the books and records of the Company. The Shareholders covenant and agree that each certificate representing Option Shares shall contain a statement that the shares represented by the certificate are subject to the provisions of this Agreement, a counterpart of which has been deposited with the Company at its principal office.

     (d) Economic Rights to Option Shares. Except for the voting rights provided in this Agreement, and subject to the option of Optionee set forth in
Section 2 hereof, the Shareholders shall retain all incidents of ownership with respect to the Option Shares, including, but not limited to, the right to receive dividends.

     (e) Board of Directors. Until the earlier of termination of this Agreement or acquisition by Optionee of all the Option Shares pursuant to this Agreement, Optionee shall vote (and shall cause each of its Affiliates to vote) its shares of capital stock of the Company, as well as the Option Shares, to maintain Morris Ginsburg and Irwin L. Sandler as directors of the Company. Following the Effective Date, the Shareholders shall use their best efforts to provide the Optionee with the right to designate four directors to the Company's Board of Directors, or such larger number as shall then be sufficient to provide the Optionee with effective control of the Company's Board of Directors. It is understood and agreed that this best efforts commitment of the Shareholders may require them, among other things, to procure resignations from directors currently sitting on the Company's Board of Directors.

     5.          REPRESENTATIONS  AND  WARRANTIES  OF  SHAREHOLDERS.

     Each of the Shareholders hereby severally represents and warrants to Optionee with respect to only those matters concerning such Shareholder that:

     (a) Organization and Power. Sandler Partners is a partnership duly organized, validly existing and in good standing under the laws of the State of Colorado. Each of the Shareholders has all requisite power and authority to execute and deliver this Agreement and to perform his or its obligations hereunder (including, without limitation, the power to sell, transfer and convey the Shares as provided by this Agreement).

     (b) Execution, Delivery; Valid and Binding Agreements. The execution, delivery and performance of this Agreement by Sandler Partners and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite partnership action, and no other partnership proceedings on its part are necessary to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed and delivered by the Shareholders and constitutes the valid and binding obligation of the Shareholders, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights or by general principles of equity.

     (c) No Breach. The execution, delivery and performance of this Agreement by the Shareholders and the consummation by the Shareholders of the transactions contemplated hereby do not conflict with or result in any breach of any of the provisions of, constitute a default under, result in a violation of, result in the creation of a right of termination or acceleration or any lien, security interest, charge or encumbrance upon any of the Shares, or require any authorization, consent, approval, exemption or other action by or notice to any court or other governmental body, under the provisions of the partnership agreement of Sandler Partners or any agreement or instrument by which any of the Shareholders is bound or affected, or any law, statute, rule or regulation or order, judgment or decree to which any of Shareholders or the Company is subject.

     (d)          Governmental  Authorities;  Consents.    To  the  best  of
Shareholders' knowledge, except for appropriate filings on Schedule 13D and Form 4, none of the Shareholders is required to submit any notice, report or other filing with any governmental authority in connection with the execution or delivery by it of this Agreement or the consummation of the transactions
contemplated  hereby.    No  consent,  approval  or  authorization  of  any


                                  <8>
governmental or regulatory authority or any other party or person is required to be obtained by the Shareholders or by the Company in connection with its execution, delivery and performance of this Agreement or the transactions contemplated hereby, except such as have been duly obtained or made, as the case may be, and are in full force and effect on the date hereof and will continue to be in full force and effect on the Closing Date.

     (e) Ownership of Capital Stock. The Shareholders own, beneficially and of record, all right, title and interest in and to the shares free and clear of any Lien or Other Encumbrance (except the Buy-Sell Agreement dated May 14, 1993 among the Company, Sandler Partners and Ginsburg, which will remain in effect subject to the Option granted hereby and the Company, by its execution of this Agreement, agrees that to the extent it becomes the owner of any Shares pursuant to such Buy-Sell Agreement, such Shares shall remain subject to this Agreement and the Company will substitute an Option Agreement on similar terms) and have full power and authority to transfer good and valid title to the Shares to Optionee, free and clear of any Lien or Other Encumbrance, and, upon delivery of any payment of such Shares as provided herein, Optionee will acquire good tile, thereto, free and clear of any Lien or Other Encumbrance.

     (f) Options or Other Rights. Except for the rights granted to Optionee hereunder and the Buy-Sell Agreement dated May 14, 1993 among the Company and the Shareholders, there is no outstanding right, subscription, warrant, call, unsatisfied preemptive right, option or other agreement of any kind to purchase or otherwise receive from any of the Shareholders any of the Shares.

     6. REPRESENTATIONS AND WARRANTIES OF OPTIONEE. Optionee hereby represents and warrants to Shareholders that:

     (a)          Organization  and  Power.   Optionee is a corporation duly
organized, validly existing and in good standing under the laws of the State of Nevada, with the requisite power and authority to enter into this Agreement and perform its obligations hereunder.

     (b) Execution, Deliver; Valid and Binding Agreement. The execution, delivery and performance of this Agreement by Optionee and the consummation of the transactions contemplated hereby have been duly and validly authorized by al requisite action, and no other proceedings on its part are necessary to authorize the execution, delivery or performance of this Agreement. This Agreement has been duly executed and delivered by Optionee and constitutes the valid and binding obligation of Optionee, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights or by general principles of equity.

     (c) No Breach. The execution, delivery and performance of this Agreement by Optionee and the consummation by Optionee of the transactions contemplated hereby do not conflict with or result in any breach of any of the provisions of, constitute a default under, result in a violation of, result in the creation of a right of termination or acceleration or any lien, security interest, charge or encumbrance upon any assets of Optionee, or require any authorization, consent, approval, exemption or other action by or notice to any court of other governmental body, under the provisions of the articles of organization of Optionee or any indenture, mortgage, lease, loan agreement or other agreement or instrument by which Optionee is bound or affected, or any law, statute, rule or regulation or order, judgment or decree to which Optionee is subject;

     (d) Governmental Authorities; Consents. To the best of Optionee's knowledge, except for appropriate filings on Schedule 13D and Form 4, Optionee is not required to submit any notice, report or other filing with any governmental authority in connection with the execution or delivery by it of this Agreement or the consummation of the transactions contemplated hereby. No consent, approval or authorization of any governmental or regulatory authority or any other party or person is required to be obtained by Optionee in connection with its execution, delivery and performance of this Agreement or the transactions contemplated hereby.

     (e) Investment Intent. Upon exercise of the Option, Optionee shall purchase the Shares for its own account with the present intention of holding the Shares for investment purposes and not with a view to or for sale in


                                  <9>
connection with any distribution of the Shares in violation of any applicable securities law. Optionee will refrain from transferring or otherwise disposing of any of the Shares, or any interest therein, in such manner as to cause Shareholders to be in violation of the registration requirements of the Securities Act of 1933, as amended, or applicable state securities or blue sky laws.

     7.          COVENANTS  OF  THE  PARTIES.

     (a) Covenants Pending Closing. From the date hereof through the Closing Date, each of Optionee and the Shareholders shall conduct its or his affairs in such a manner so that, except as otherwise contemplated or permitted by this Agreement, all of its representations and warranties in this Agreement remain true and correct on and as of the Closing Date as if made on and as of the Closing Date, and all its covenants contained in this Agreement remain capable of performance. Optionee and Shareholders shall promptly advise the other parties of any action or event of which any of them become aware that has, or could have, the effect of making incorrect any of its representations or warranties in any material respect or which has the effect of rendering any of its covenants incapable of performance.

     (b) Regulatory Filings. As promptly as practicable after the execution of this Agreement, Optionee and Shareholders shall, and shall cause the Company to, make or cause to be made all filings and submissions under any laws or regulations applicable to Optionee, Shareholders and the Company for the consummation of the transactions contemplated herein. Optionee and Shareholders will coordinate and cooperate with each other in exchanging such information and will provide such reasonable assistance as any party may request in connection with all of the foregoing.

     8.          CONDITIONS  TO  OPTIONEE'S  OBLIGATIONS.

     The obligation of Optionee to consummate the transactions contemplated by this Agreement with respect to a particular Shareholder is subject to the satisfaction of the following conditions on or before the Option Closing Date or the Put Closing Date, as the case may be.

     (a)          Accuracy  of  Representations  and  Warranties.    The
representations and warranties of such Shareholder set forth in Section 5 hereof shall be true and correct in all material respects at and as of the Option Closing Date or the Put Closing Date, as the case may be as though then made.

     (b)          Performance  of  Covenants.    Such Shareholder shall have
performed in all material respects all of the covenants and agreements required to be performed and complied with by such Shareholder under this Agreement prior to the Option Closing Date or the Put Closing Date, as the case may be.

     (c) Approvals. Such Shareholder shall have obtained, or caused to be obtained, each consent and approval required to be obtained by them to effectuate the transactions contemplated hereby.

     (d) Governmental Filings. All material governmental filings, authorizations and approvals that are required by such Shareholder for the effectuation of the transactions contemplated hereby shall have been duly made and obtained.

     (e) Injunction. There shall be no effective injunction, writ, preliminary restraining order or any order of any nature against Optionee issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as provided in this Agreement.

     (f) Evidence of Legending. The certificates representing the Shares shall have been legended as required by Section 2(h) and corresponding stop transfer instructions shall have been given to the Company's transfer agent.

     9.          CONDITIONS  TO  SHAREHOLDERS'  OBLIGATIONS.


                                  <10>

     The obligation of the Shareholders to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions on or before the Option Closing Date or the Put Closing Date, as the case may be:

     (a)          Accuracy  of  Representations  and  Warranties.    The
representations and warranties set forth in Section 6 hereof shall be true and correct in all material respects at and as of the Option Closing Date or the Put Closing Date, as the case may be as though then made.

     (b) Performance of Covenants. Opionee shall have performed in all material respects all of the covenants and agreements required to be performed and complied with by it under this Agreement prior to the Option Closing Date or the Put Closing Date, as the case may be.

     (c)          Approvals.   Optionee shall have obtained, or caused to be
obtained, each consent and approval required to be obtained by Optionee to effectuate the transactions contemplated hereby.

     (d) Governmental Filings. All material governmental filings, authorizations and approvals that are required by Optionee for the effectuation of the Transactions contemplated hereby shall have been duly made and obtained.

     (e) Injunction. There shall be no effective injunction, writ, preliminary restraining order or any order of any nature against the Shareholders issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as provided in this Agreement.

     10.          MISCELLANEOUS.

     (a) Waivers, Amendments and Approvals. This Agreement constitutes the entire agreement among the Parties relating to the subject matter hereof. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver or, the part of any party of any such right, power or privilege, nor any single or partial exercise of such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

     (b)          Notices.    All  notices,  requests,  consents  and  other
communications required or permitted hereunder shall be in writing and shall be personally delivered, transmitted via facsimile or overnight courier service or mailed first-class postage prepaid, registered or certified mail,

     (i) if to any Shareholder, addressed to such holder at its address below his/its signature hereon, or at such other address or to such facsimile telephone number as such holder may specify by written notice to the Company, or

     (ii) if to Optionee, at 5999 Summerside Drive, Suite 112, Dallas, Texas 75252, Attention: Bill C. Bradley with a copy to 3200 Southwest Freeway, Suite 1220, Houston, Texas 77027, Attention: Cathryn L. Porter; or at such other address as Optionee may specify by written notice to the Shareholders, and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given on the date when personally delivered, or when transmitted by facsimile (if confirmation of facsimile receipt has been given), or on the date after being deposited with an overnight courier service, or, if sent by mail, four days after deposit in the United States mail, postage prepaid.


                                  <11>

     (c) Specific Performance. Subsequent to the Effective Date, the parties shall be entitled to specific enforcement of their respective rights under this Agreernent, and to recover damages by reason of any breach of any provision hereof by the other party hereto and to exercise all other rights existing in their favor. The parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the other party may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

     (d)          Arbitration  of  Disputes.

     (i) Any controversy or claim arising out of this Agreement other than under Sections 2 or 4 of this Agreement, or any breach of this Agreement other than under Sections 2 or 4 of this Agreement, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association then in effect, as modified by this Section 10(d) or by the further agreement of the parties.

     (ii)          Such  arbitration  shall  be conducted in Denver, Colorado.

     (iii) Any judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitrators shall not, under any circumstances, have any authority to award punitive, exemplary or similar damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of this Agreement.

     (iv) Nothing contained in this Section 10(d) shall limit or restrict in any way the right or power of a party at any time to seek injunctive relief in any court and to litigate the issues relevant to such request for injunctive relief before such court (A) to restrain the other party from breaching this Agreement or (B) for specific enforcement of this Section 10(d). The parties agree that any legal remedy available to a party with respect to a breach of this Section 10(d) will not be adequate and that, in addition to all other legal remedies, each party is entitled to an order specifically enforcing this Section 10(d).

     (v) The parties to this Agreement hereby consent to the jurisdiction of the federal, courts located within Denver, Colorado for all purposes.

     (vi) Neither party nor the arbitrators may disclose the existence or results of any arbitration under this Agreement or any evidence presented during the course of the arbitration without the prior written consent of both parties, except as required to fulfill applicable disclosure and reporting obligations, or as otherwise required by law.

     (vii) Each party shall bear its own costs incurred in the arbitration, provided that, in any claim based on an allegation of fraud or misrepresentation in connection with this Agreement, the attorneys' fees of both parties shall be borne by the non-prevailing party. The arbitrator's fees and expenses of any dispute submitted to arbitration hereunder shall be allocated among the parties who are subject to the arbitration by the arbitrator so as to charge such fees and expenses proportionately to the party or parties whose positions are not sustained, which allocation shall be determined by the arbitrator as part of his decision. The parties agree that judgment may be entered in any court of competent jurisdiction upon any award of the arbitrator.

     (e) Parties in Interest; Assignment. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors of the parties hereto. Optionee may freely assign this Agreement, provided that any such assignment will not release Optionee its obligations under Section 3 hereof. Except as set forth in the preceding sentence, no party may assign its rights or obligations under this Agreement.


                                  <12>

     (f) Headings. The headings of the articles and sections of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.


                                      34

     (g) Choice of Law. The substantive laws of Colorado and applicable federal law shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereunder.

     (h) Counterparts. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the Optionee and the Shareholders has caused this Agreement to be executed by its duly authorized representative.

     CONSUMER  FINANCE  HOLDINGS,  INC.,
     a  Nevada  corporation


     By:/s/BILL  C.  BRADLEY
Name:  Bill  C.  Bradley
     Title:  Chief  Executive  Officer


     MORRIS  GINSBURG
     MORRIS  GINSBURG

Address:

     5801  Happy  Canyon  Dr.________
     Englewood,  CO  80111_________________

     /s/  Irwin  L.  Sandler________________
     IRWIN  L.  SANDLER

     Address:
     9468  East  Lak  Avenue________________
Englewood,  CO  80111_________________

     SANDLER  FAMILY  PARTNERS,  LTD.


     By:  /s/  Irwin  L.  Sandler________
     Irwin  L.  Sandler,  General  Partner

     Address:
     9468  East  Lak  Avenue________________
Englewood,  CO  80111_________________



                                  <13>

                         ACKNOWLEDGMENT OF COMPANY

The Company hereby acknowledges receipt of a copy of the foregoing Agreement and agrees to be bound by the provisions of Paragraph 5(e) of the foregoing Agreement.

     MONACO  FINANCE,  INC.


     By:  /s/  Morris  Ginsburg______
     Name:  Morris  Ginsburg
Title:President


                                  <14>

EXHIBIT  10.58
               IRREVOCABLE PROXY AND SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that I, MORRIS GINSBURG, in connection with the execution of the Option Agreement , dated December 4, 1997 (the "Option Agreement"), by and among Consumer Finance Holdings, Inc., Morris Ginsburg, Sandler Family Partners, Ltd. and Irwin Sandler, hereby make, constitute and appoint Consumer Finance Holdings, Inc., or its designee, with full power of substitution, as my true and lawful attorney in fact and proxy for me and in my name, place and stead, to vote all Option Shares (as defined in the Option Agreement) owned by me, and such additional shares of capital stock of Monaco Finance, Inc., a Colorado corporation, to which I hold a proxy granted by a third party, as contemplated by Section 4(a) of the Option Agreement. I hereby further grant and give to such attorney in fact full power and authority to do and perform every act necessary, requisite or proper to be done to effectuate such voting of the Option Shares and other shares of capital stock as I might do were I personally present, with full power of substitution and revocation.

     This proxy is irrevocable during the Voting Period (as defined in the Option Agreement) and is coupled with an interest. This proxy shall automatically expire at 12:00 Midnight, Denver, Colorado time, on the last day of the Voting Period.

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 1997.



     by:/s/  Morris  Ginsburg_______________
     MORRIS  GINSBURG


                                  <15>

EXHIBIT  10.59
               IRREVOCABLE PROXY AND SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that I, SANDLER FAMILY PARTNERS, LTD., in connection with the execution of the Option Agreement , dated December 4, 1997 (the "Option Agreement"), by and among Consumer Finance Holdings, Inc., Morris Ginsburg, Sandler Family Partners, Ltd. and Irwin Sandler, hereby make, constitute and appoint Consumer Finance Holdings, Inc., or its designee, with full power of substitution, as my true and lawful attorney in fact and proxy for me and in my name, place and stead, to vote all Option Shares (as defined in the Option Agreement) owned by me, and such additional shares of capital stock of Monaco Finance, Inc., a Colorado corporation, to which I hold a proxy granted by a third party, as contemplated by Section 4(a) of the Option Agreement. I hereby further grant and give to such attorney in fact full power and authority to do and perform every act necessary, requisite or proper to be done to effectuate such voting of the Option Shares and other shares of capital stock as I might do were I personally present, with full power of substitution and revocation.

     This proxy is irrevocable during the Voting Period (as defined in the Option Agreement) and is coupled with an interest. This proxy shall automatically expire at 12:00 Midnight, Denver, Colorado time, on the last day of the Voting Period.

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 1997.


     SANDLER  FAMILY  PARTNERS,  LTD.


     By:  /s/  Irwin  L.  Sandler
      Irwin  L.  Sandler,  General  Partner


                                  <16>

EXHIBIT  10.60
                        EXECUTIVE EMPLOYMENT AGREEMENT


     This EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") is entered into as of December 4, 1997 (the "Effective Date") by and between MONACO FINANCE, INC., a Colorado corporation ('Employer"), and MORRIS GINSBURG ("Executive").

     RECITALS:

     WHEREAS, the Employer desires to retain the services of Executive, and Executive desires to be employed by the Employer, on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises, the respective undertakings of the employer and Executive set forth below, Employer and Executive agree as follows:

     1.    Employment.    Effective  as of the Effective Date, the Employer
hereby employs Executive on a full- time basis as President and Chairman of the Board until the Board shall appoint a new president, and thereafter as Chairman of the Board, and Executive accepts such employment and agrees to perform services for the Employer, for the period and upon the other terms and conditions set forth in this Agreement. During the Term (as defined in Section
2), Executive's day-to-day employment duties and responsibilities, for so long as he serves as President, shall be substantially similar to Executive's duties and responsibilities prior to the execution of this Agreement, provided that Executive agrees to perform such employment duties as the Board of Directors shall reasonably assign to him from time to time for so long as he is President, consistent with his senior executive position with Employer, and thereafter, consistent with normal and customary duties of a chairman of the board. Executive agrees that he shall at an times faithfully, and to the best of his abilities, experience and talents, perform all the duties that may be required of and from him pursuant to this Agreement. Employer and Executive agree that upon the appointment of a new President, this Agreement shall remain in full force and effect.

     2. Term of Employment. Subject to the provisions of termination as hereinafter provided, the term of this Agreement shall begin as of the
Effective   Date  and terminate on the third anniversary of the Effective Date
(the  "Term").

     3.    Extent  of  Service.      Unless otherwise approved in writing by
Employer, Executive shall exclusively devote his reasonable best efforts during the Term of his duties in connection with Employer. Executive agrees to serve Employer diligently and faithfully to advance its best interest. Executive shall not, without the express permission of Employer, engage in any substantial private business activities (whether not entered into for profit) outside or separate from his employment with Employer in any field that would interfere in any material respect with the Performance of his duties hereunder.

     4. Compensation. Unless otherwise increased by the Board of Directors of Employer, Employer shall pay to Executive the following compensation:

     (a)          Base Salary.   As base compensation for all services to be
rendered by the Executive under this Agreement during the Term, the Employer shall pay to Executive a salary at an annual rate of $310,000 ("Base Salary"), which Base Salary shall be paid in accordance with the Employer's normal payroll procedures and policies.

     (b) Participation in Benefit Plans. During the term, Executive shall be entitled to receive such medical and hospitalization insurance and other fringe benefits as are being provided to the Employer's other executive-level employees from time to time to the extent that Executive's age, position or other factors qualify him for such fringe benefits, which

                                  <17>
benefits shall in any case be no less favorable than the benefits currently received by Executive, including the right to use a 1996 or newer model Jeep Cherokee Limited (or substantial equivalent) and an annual allowance of $2,500 for the operation of such automobile. Without limiting the foregoing, during the Term, Executive shall be eligible to participate in stock option grants on a level commensurate with other senior executives of the Company.

     (c) Expenses. The Employer shall pay or reimburse Executive for all reasonable and necessary out-of-pocket expenses incurred by him in the performance of his duties under this Agreement, subject to the presentment of appropriate vouchers in accordance with the Employer's normal policies for expense verification.

     (d)          Office.    Executive  shall have the use of his current or
similar, office, administrative assistant and other facilities and assistants that he currently uses. Nothing herein shall prohibit the Employer from relocating its offices or require Employer to maintain the employment of any other employee.

     5. Termination. The rights and obligations of the parties under this Agreement are subject to termination prior to the expiration of the Term as follows:

     (a) Termination for Cause . Employer and Executive agree that no further salary or other benefits shall be payable to the Executive by the Employer, and the employment relationship between the parties shall terminate immediately, upon written notice by the Company to Executive following the occurrence of any one or more of the following events of termination (hereinafter referred to as "Cause"):

     (i) Executive willfully and materially fails to exercise good faith efforts to perform his reasonably assigned duties as an executive officer of the Employer, and such breach is not cured within 15 days after Executive has received written notice of such breach from Employer.

     (ii) Executive is convicted of (A) a felony, (B) gross misdemeanor, or (C) an offense involving acts of dishonesty or moral turpitude that results in damage to Employer.
The determination of "Cause," shall be made in good faith by the Board of Directors of Employer after notice to Executive and after Executive has had an opportunity to address the Board regarding the events giving rise thereto.

     (b)       Death or Disability.   If Executive should die or be Disabled
(as defined below) during the Term, the parties agree that the employment relationship between the parties shall terminate automatically. For purposes of this Agreement, "Disabled" means that inability of Executive (as determined in good faith by the Board of Directors of the Employer), resulting from disease, injury or mental condition, to perform the essential functions of his position, with or without reasonable accommodation by the Employer, required under the terms of this Agreement for a period in excess of 90 consecutive days or more than 180 calendar days in any consecutive twelve-month period. If the Executive cannot perform his duties because he is Disabled, the Executive shall receive from Employer disability payments equal to the Base Salary during the remainder of the original Term, payable on a monthly basis. If the Executive dies during the Term, Employer shall pay to Executive's estate a death benefit equal to the remaining Base Salary that would have been paid to Executive during the remainder of the original Term, payable on a monthly basis.

     (c) Voluntary Termination. Executive shall have the right to voluntarily terminate his employment relationship with Employer without Good Reason (as defined in Section 4(d) below) at any time upon ninety (90) days written notice to Employer. Upon a termination by Executive without Good Reason, Executive shall continue to render his services and shall be paid his Base Salary, and be entitled to any other employment benefit(s) received by Executive in the ordinary course pursuant to the Employer's standard employee benefit plans, up to the date of termination pursuant the terms of this Agreement. On and after such date, no salary or other benefits shall be payable to the Executive by the Employer and the employment relationship between the parties shall cease.

     (d) Termination by Employer without Cause; Termination by Executive for Good Reason


                                  <18>

     (i) Employer shall have the right to terminate the employment relationship between Employer and Executive without Cause upon ninety (90) days written notice to Executive.

     (ii) Executive shall have the right to terminate the employment relationship between Employer and Executive upon ninety (90) days written notice to Employer due to (A) a substantial diminution in the nature ro scope of his duties from those contemplated by Section 1, (B) a reduction in Executive's Base Salary or benefits without Executive's consent, (C) a material breach by Employer of any provision of this Agreement which has not been cured within 10 days after Employer has received written notice of such breach from Executive, or (D) a requirement by Employer with Executive's consent that Executive perform his service outside the Denver, Colorado metropolitan area for more than twenty-five days in any 12-month period (each such event referred to as "Good Reason").

     (iii) Upon any termination of the employment relationship between Employer and Executive (A) by Employer without Cause, or (B) by Executive for Good Reason, (I) Employer shall continue to pay to Executive, as a severance allowance, Executive's Base Salary until the end of the original Term, and
(II) Executive shall continue to receive his existing employee benefits during the remainder of the original Term at Employer's expense, if Employer's benefit plans permit Executive's continued enrollment subsequent to termination of Executive's employment with Employer or, in the event such plans do not permit Executive's continued enrollment, Employer shall provide equivalent benefits to Executive. Any severance allowance payable under this provision shall be paid on a monthly basis with appropriate withholdings.

     6.    Vacation.   The executive shall be entitled to four weeks of paid
vacation each year during the first year of the Term, increasing to five weeks during the second year of the Term and six weeks during the third year of the Term.

     7.    Assistance  in  Litigation.    During  the  Term  and at any time
thereafter, the Executive shall, upon reasonable notice, furnish such information and proper assistance to the Employer as it may reasonably require in connection with any litigation in which it is, or may become, a party.

     8.    Confidential  Information.    Except  as permitted of directed by
Employer's Board of Directors, during the Term or at any time thereafter, Executive shall not divulge, furnish, make accessible to anyone, lay claim to, attempt to lay claim to or use, or attempt to use, in any way (other than in the ordinary course of the business of the Employer) any confidential or secret knowledge or information of the Employer which Executive has acquired or become acquainted with or will acquire or become acquainted with during the period of his employment by the Employer, whether developed by himself or by others, concerning any trade secrets, confidential or secret designs, processes, formulae, plans, devices or material (whether or not patented or patentable) directly or indirectly useful in any aspect of the business of the Employer, any customer or supplier lists of the Employer, or any other confidential information or secret aspects of the business of the Employer (collectively, "Confidential Information"). Executive acknowledges that the Confidential Information constitutes a unique and valuable asset of the Employer and represents a substantial investment of time and expense by the Employer, and that any disclosure or other use of the Confidential Information other than for the sole benefit of the Employer would be wrongful and would cause irreparable harm to the Employer. The foregoing obligations of confidentiality shall not apply to any knowledge or information in the public domain, other than as a direct or indirect result of the breach of this Agreement by Executive.

     9.    Ventures.    If,  during the term of this Agreement, Executive is
engaged in or associated with the planning or implementing of any project, program or venture involving the Employer and a third party or parties, all rights in such project, program or venture shall belong to the Employer.
Except as formally approved by the Employer's Board of Directors, Executive shall not be entitled to any interest in such project, program or venture or to any commission, finder's fee or other compensation in connection therewith other than the salary to be paid to Executive as provided in this Agreement.


                                  <19>

     10.    Intellectual  Property.

     (a) Disclosure and Assignment. Executive shall promptly disclose in writing to the Employer complete information concerning each and every invention, discovery, improvement, device, design, apparatus, practice, process, method or product, whether patentable or not, made, developed, perfected, devised, conceived or first reduced to practice by Executive, either solely or in collaboration with others, during the term of this Agreement, or within six months thereafter, whether or not during regular working hours, relating either directly to the business, products, practices or techniques of the Employer (hereinafter referred to as "Developments"). Executive hereby acknowledges that any and all of such Developments, and any Developments made, developed, perfected, devised, conceived or first reduced to practice by Executive, either solely or in collaboration with others during his employment with the Company prior to the Term, are the property of the Employer and, in consideration of this Agreement and for no compensation other that provided by this Agreement, hereby assigns and agrees to assign to the Employer any and all of Executive's right, title and interest in and to any and all of such Developments.

     (b) Future Developments. As to any future Developments made by Executive which relate to the business, products or practices of Employer and which are first conceived or reduced to practice during the term of this Agreement, or within six months thereafter, but which are claimed for any reason to belong to an entity or person other than the Employer, Executive shall promptly disclose the same in writing to the Employer and shall not disclose the same to others if the Employer, within 20 days thereafter, shall claim ownership of such Developments under the terms of this Agreement. If the Employer makes such claim, Executive agrees that, insofar as the rights
(if any) of Executive are involved, it shall be settled by arbitration in accordance with the rules then obtaining of the American Arbitration
Association. The locale of the arbitration shall be Denver, Colorado (or other locale convenient to the Employer's principal executive offices). If the Employer makes no such claim, Executive hereby acknowledges that the Employer has made no promise to receive and hold in confidence any such information disclosed by Executive.

     (c) Assistance of Executive. Upon request and without further compensation therefor, but at no expense to Executive, and whether during the term of this Agreement or thereafter, Executive shall do all lawful acts, including, but not limited to, the execution of papers and lawful oaths and the giving of testimony, that in the opinion of the Employer, its successors and assigns, may be necessary of desirable in obtaining, sustaining, reissuing, extending and enforcing United States and foreign Letters Patent, inducing, but not limited to, design patents, on any and all of such Developments, and for perfecting, affirming and recording the Employers' complete ownership and title thereto, and to cooperate otherwise in all proceedings and matters relating thereto.

     (d) Records. Executive shall keep complete, accurate and authentic accounts, notes, data and records of an Developments in the manner and form requested by the Employer. Such accounts, notes, data and records shall be the property of the Employer, and, upon its request, Executive shall promptly surrender same to it or, if not previously surrendered upon its request or otherwise, Executive shall surrender the same, and all copies thereof, to the Employer upon the conclusion of his employment.

     11.    Noncompetition.

     (a) Agreement not to Compete. Executive understands and agrees that, in addition to Executive's exposure to Employer's Confidential Information, Executive may, in his capacity as an Executive, at times meet with companies or persons who do business with Employer, and that as a consequence of using or associating himself with Employer's name, goodwill, and professional reputation, Executive's employment shall place him in a position where Executive can develop personal and professional relationships of value to Employer. Executive understands and agrees that his goodwill and reputation, as well as Executives knowledge of Confidential Information, could be used unfairly in competition against Employer pursuant to this Agreement, Executive agrees that, during the Noncom petition Period ( as defined below), Executive shall not:


                                  <20>

     (i) Directly or indirectly, individually or collectively in conjunction with others, engage in activities that compete with Employer's business as it is described in Employer's periodic reports filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934 or otherwise conducted at the expiration or earlier termination of Executive's employment specifically agrees not to solicit, serve, contract with or otherwise engage any existing or prospective customer, client, or account who then has a relationship with Employer for current or prospective business related in any manner to the -Business. Executive and Employer agree that this provision is reasonably enforced with reference to whatever geographic area Employer is then doing or planning to do business, it being agreed and understood between the parties that Employer conducts a nation-wide business and any such restriction might reasonably include the entire United States.

     (ii) Cause or attempt to cause any existing or prospective customer, client or account who then has a relationship with Employer for current or prospective business to divert, terminate, limit or in any manner modify, or fail to enter into any actual or potential business relationship with Employer. Executive and Employer agree that this provision is reasonably enforced with reference to any geographic area applicable to such relationships with Employer.

     (iii) Directly or indirectly solicit for employment, employ or conspire or act in concert with others to solicit for employment or employ any of Employer's employees or otherwise interfere with Employer's relationships with any of its Executives. The term "employ" for purposes of this paragraph means to enter into an arrangement for services as a full-time or part-time Executive, independent contractor, agent or otherwise. Executive and Employer agree that this provision is reasonably enforced as to any geographic area.

Executive further agrees that, during the Noncompetition Period, to inform any new employer or other person or entity with whim Executive enters into a business relationship, before accepting employment or entering into a business relationship, the existence to this Agreement and give such employer, person other entity a copy of this Section 11.

     (b)          Noncompetition  Period.        As used in this Section 11,
"Noncompetition Period" means the period of two years following the expiration of Executive's employment for any reason other than the death of Executive.

     (c)        Noncompetition Payment.     Employer agrees to pay Executive
the sum of $300,000 in consideration of Executive entering into the noncompetition covenants set forth in this Section 11(a). Such amount shall be payable in two equal installments in arrears (without interest), with the first such installment due on the first anniversary of the date of commencement of the Noncompetition Period and the second installment due on the second anniversary thereof. Upon execution of this Agreement, the payments specified in this subsection 11(c) shall be deemed earned and payable according to the terms hereof in all events.

     12.    General  Provisions

(a)      Notices.   All notices, requests and other communications from any
of the parties hereto to another shall be in writing and shall be personally served or sent by registered or certified mail, return receipt requested, and shall be deemed to have been given on the day when deposited in the United States mail addressed to the other party as follows , provided that either party may from time to time change the address to which notices to it are to be sent by giving written notice to the other in accordance herewith. Notices to Employer shall be given to Employer at its corporate headquarters which as of the date of this Agreement is: Monaco Finance, Inc., 370 17th Street, Suite 5060, Denver, Colorado 80202. Notices to Executive shall be addressed to Executive at Executive's residence address as the same appears on Employer's records.

     (b) Entirety of Agreement. This Agreement constitutes the final expression of the parties' agreement and it is a complete and exclusive
statement  of  the  terms  of  that  agreement.    There  are no agreements or


                                  <21>
understandings between Employer and Executive with respect to the subject matter hereof except as expressly herein stated. This Agreement supersedes and replaces any prior employment agreement between the parties whether oral or written relating generally to the same subject matter, any of which are hereby terminated.

     (c)         Withholding Taxes; Offset .  The Employer may withhold from any
compensation  or  other  benefits  payable    under this Agreement all federal
state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling. The Employer may also offset any sums that are owed by Executive to Employer against any of the amounts payable by Employer to Executive under this Agreement.

     (d) Amendments. This Agreement may be modified or rescinded only by an instrument in writing signed by Employer and Executive. No amendment, alteration or modification of the express terms of this Agreement shall be binding unless set forth in an instrument in writing signed by the Employer and Executive.
     (e) Waiver. Waiver by either Employer or Executive of a breach of any provision, term or condition hereof shall not be deemed or construed as a further or continuing waiver thereof or a waiver of any breach of any other provision, term or condition of this Agreement.

     (f)          Assignment.    In  the  event of a merger, sale, transfer,
consolidation, or reorganization involving Employer, this Agreement shall continue in full force and effect. The rights and obligations of Employer hereunder may be transferred or assigned to any successor, representative or assign of Employer. Employer's obligations under this Agreement shall not be affected or diminished by any such transfer or assignment or by any change in the equity ownership of employer. No assignment of this Agreement shall be made by Executive, and any purported assignment by Executive shall be null and void. All obligations of Employer and Executive arising out of this Agreement shall be binding upon their heirs, spouses, legal representatives, successors and permitted assigns.

     (g) Injunctive Relief. Executive agrees that it would be difficult to compensate the Employer fully for damages for any violation of the provisions of this Agreement, including, without limitation the provisions of Sections 9, 10 and 11. Accordingly, Executive specifically agrees that the Employer shall be entitled to temporary and permanent injunctive relief to enforce the provisions of this Agreement and that such relief may be granted without the necessity of proving actual damages. This provision with respect to injunctive relief shall not, however, diminish the right of the Employer to claim and recover damages in addition to injunctive relief.

     (h) Agreement to Arbitrate; Expenses. Except with respect to the provisions of Sections 8, 9, 10 and 11 of this Agreement, any controversy or claim arising out of or relating to this Agreement or the formation, breach or interpretation hereof, will be settled by arbitration before one arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association in Denver, Colorado. Judgment upon the award rendered by the arbitration may be entered and enforced in the court with jurisdiction over the appropriate party. All controversies not subject to arbitration or contesting any arbitration will be litigated in the State of Colorado, Denver County District Court or a federal court in the State of Colorado (and each of the parties hereto hereby consent to the exclusive jurisdiction of such courts and waive any objections thereto). The expenses (including reasonable attorneys' fees) incurred by the prevailing party in any arbitration or litigation related to this Agreement shall be borne by the non-prevailing party in such arbitration or litigation.


                                  <22>

     (i)          Severability.    To  the extent that any provision of this
Agreement shall be determined to be invalid or unenforceable, the invalid or unenforceable portion of such provision shall be deleted from this Agreement, and the validity and enforceability of the remainder of such provision and of this Agreement shall be unaffected. In furtherance of and not in limitation of the foregoing, it is expressly agreed that should the duration of or geographical extent of, or business activities covered by, the Noncom petition agreements contained in Section 11 to be determined to be in excess of that which is valid or enforceable under applicable law, then such provision shall be construed to cover only that duration, extent, or those activities which may validly or enforceably be covered. Executive acknowledges the uncertainty of the law in this respect and expressly stipulates that this Agreement shall be construed in a manner which renders its provisions valid and enforceable to the maximum extent (not exceeding its express terms) possible under applicable law.

     (j) Captions. The captions contained in this Agreement are for convenience of reference only and do not affect the meaning of any terms or provisions.

     (k) Prior Agreement. As of the Effective Date, the Executive Employment Agreement dated July 9, 1990 between Employer and Executive (the "Prior Agreement") shall be terminated and shall be of no further force or effect (except with respect to compensation and benefits earned by Executive prior to the Effective Date).

     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first above written.

                                                  MONACO  FINANCE,  INC.

                                            By:/s/  Irwin  L.  Sandler
                                            --------------------------
                                             Name:  Irwin  L.  Sandler
                                    Title:  Executive  Vice  President

                                                 /s/  Morris  Ginsburg
                                                 ---------------------
                                                      MORRIS  GINSBURG


                                  <23>

EXHIBIT  10.61
                        EXECUTIVE EMPLOYMENT AGREEMENT


     This EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") is entered into as of the 4th day of December, 1997 (the "Effective Date") by and between MONACO FINANCE, INC., a Colorado corporation ('Employer"), and IRWIN L. SANDLER ("Executive").

     RECITALS:

     WHEREAS, the Employer desires to retain the services of Executive, and Executive desires to be employed by the Employer, on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises, the respective undertakings of the employer and Executive set forth below, Employer and Executive agree as follows:

     1.    Employment.    Effective  as of the Effective Date, the Employer
hereby employs Executive on a full- time basis as a senior executive officer, and Executive accepts such employment and agrees to perform services for the Employer, for the period and upon the other terms and conditions set forth in this Agreement. During the Term (as defined in Section 2), Executive's day-to-day employment duties and responsibilities shall be substantially similar to Executive's duties and responsibilities prior to the execution of this Agreement, provided that Executive agrees to perform such employment duties as the Board of Directors or President of the Employer shall reasonably assign to him from time to time, consistent with his senior executive position with Employer. Executive agrees that he shall at an times faithfully, and to the best of his abilities, experience and talents, perform all the duties that may be required of and from him pursuant to this Agreement.

     2. Term of Employment. Subject to the provisions of termination as hereinafter provided, the term of this Agreement shall begin as of the
Effective   Date  and terminate on the third anniversary of the Effective Date
(the  "Term").

     3.    Extent  of  Service.      Unless otherwise approved in writing by
Employer, Executive shall exclusively devote his reasonable best efforts during the Term of his duties in connection with Employer. Executive agrees to serve Employer diligently and faithfully to advance its best interest. Executive shall not, without the express permission of Employer, engage in any substantial private business activities (whether not entered into for profit) outside or separate from his employment with Employer in any field that would interfere in any material respect with the Performance of his duties hereunder.

     4. Compensation. Unless otherwise increased by the Board of Directors of Employer, Employer shall pay to Executive the following compensation:

     (a)          Base Salary.   As base compensation for all services to be
rendered by the Executive under this Agreement during the Term, the Employer shall pay to Executive a salary at an annual rate of $290,000 ("Base Salary"), which Base Salary shall be paid in accordance with the Employer's normal payroll procedures and policies.

     (b) Participation in Benefit Plans. During the term, Executive shall be entitled to receive such medical and hospitalization insurance and other fringe benefits as are being provided to the Employer's other executive-level employees from time to time to the extent that Executive's age, position or other factors qualify him for such fringe benefits, which benefits shall in any case be no less favorable than the benefits currently received by Executive, including the right to use a 1996 or newer model Jeep Cherokee Limited (or substantial equivalent) and an annual allowance of $2,500 for the operation of such automobile. Without limiting the foregoing, during


                                  <24>
the Term, Executive shall be eligible to participate in stock option grants on a level commensurate with other senior executives of the Company.

     (c) Expenses. The Employer shall pay or reimburse Executive for all reasonable and necessary out-of-pocket expenses incurred by him in the performance of his duties under this Agreement, subject to the presentment of appropriate vouchers in accordance with the Employer's normal policies for expense verification.

     (d)          Office.    Executive  shall have the use of his current or
similar, office, administrative assistant and other facilities and assistants that he currently uses. Nothing herein shall prohibit the Employer from relocating its offices or require Employer to maintain the employment of any other employee.

     5. Termination. The rights and obligations of the parties under this Agreement are subject to termination prior to the expiration of the Term as follows:

     (a) Termination for Cause . Employer and Executive agree that no further salary or other benefits shall be payable to the Executive by the Employer, and the employment relationship between the parties shall terminate immediately, upon written notice by the Company to Executive following the occurrence of any one or more of the following events of termination (hereinafter referred to as "Cause"):

     (i) Executive willfully and materially fails to exercise good faith efforts to perform his reasonably assigned duties as an executive officer of the Employer, and such breach is not cured within 15 days after Executive has received written notice of such breach from Employer.

     (ii) Executive is convicted of (A) a felony, (B) gross misdemeanor, or (C) an offense involving acts of dishonesty or moral turpitude that results in damage to Employer.

The determination of "Cause," shall be made in good faith by the Board of Directors of Employer after notice to Executive and after Executive has had an opportunity to address the Board regarding the events giving rise thereto.

     (b)       Death or Disability.   If Executive should die or be Disabled
(as defined below) during the Term, the parties agree that the employment relationship between the parties shall terminate automatically. For purposes of this Agreement, "Disabled" means that inability of Executive (as determined in good faith by the Board of Directors of the Employer), resulting from disease, injury or mental condition, to perform the essential functions of his position, with or without reasonable accommodation by the Employer, required under the terms of this Agreement for a period in excess of 90 consecutive days or more than 180 calendar days in any consecutive twelve-month period. If the Executive cannot perform his duties because he is Disabled, the Executive shall receive from Employer disability payments equal to the Base Salary during the remainder of the original Term, payable on a monthly basis. If the Executive dies during the Term, Employer shall pay to Executive's estate a death benefit equal to the remaining Base Salary that would have been paid to Executive during the remainder of the original Term, payable on a monthly basis.

     (c) Voluntary Termination. Executive shall have the right to voluntarily terminate his employment relationship with Employer without Good Reason (as defined in Section 4(d) below) at any time upon ninety (90) days written notice to Employer. Upon a termination by Executive without Good Reason, Executive shall continue to render his services and shall be paid his Base Salary, and be entitled to any other employment benefit(s) received by Executive in the ordinary course pursuant to the Employer's standard employee benefit plans, up to the date of termination pursuant the terms of this Agreement. On and after such date, no salary or other benefits shall be payable to the Executive by the Employer and the employment relationship between the parties shall cease.

     (d) Termination by Employer without Cause; Termination by Executive for Good Reason

                                  <25>

     (i) Employer shall have the right to terminate the employment relationship between Employer and Executive without Cause upon ninety (90) days written notice to Executive.

     (ii) Executive shall have the right to terminate the employment relationship between Employer and Executive upon ninety (90) days written notice to Employer due to (A) a substantial diminution in the nature ro scope of his duties from those contemplated by Section 1, (B) a reduction in Executive's Base Salary or benefits without Executive's consent, (C) a material breach by Employer of any provision of this Agreement which has not been cured within 10 days after Employer has received written notice of such breach from Executive, or (D) a requirement by Employer with Executive's consent that Executive perform his service outside the Denver, Colorado metropolitan area for more than twenty-five days in any 12-month period (each such event referred to as "Good Reason").

     (iii) Upon any termination of the employment relationship between Employer and Executive (A) by Employer without Cause, or (B) by Executive for Good Reason, (I) Employer shall continue to pay to Executive, as a severance allowance, Executive's Base Salary until the end of the original Term, and
(II) Executive shall continue to receive his existing employee benefits during the remainder of the original Term at Employer's expense, if Employer's benefit plans permit Executive's continued enrollment subsequent to termination of Executive's employment with Employer or, in the event such plans do not permit Executive's continued enrollment, Employer shall provide equivalent benefits to Executive. Any severance allowance payable under this provision shall be paid on a monthly basis with appropriate withholdings.

     6.    Vacation.   The executive shall be entitled to four weeks of paid
vacation each year during the first year of the Term, increasing to five weeks during the second year of the Term and six weeks during the third year of the Term.

     7.    Assistance  in  Litigation.    During  the  Term  and at any time
thereafter, the Executive shall, upon reasonable notice, furnish such information and proper assistance to the Employer as it may reasonably require in connection with any litigation in which it is, or may become, a party.

     8.    Confidential  Information.    Except  as permitted of directed by
Employer's Board of Directors, during the Term or at any time thereafter, Executive shall not divulge, furnish, make accessible to anyone, lay claim to, attempt to lay claim to or use, or attempt to use, in any way (other than in the ordinary course of the business of the Employer) any confidential or secret knowledge or information of the Employer which Executive has acquired or become acquainted with or will acquire or become acquainted with during the period of his employment by the Employer, whether developed by himself or by others, concerning any trade secrets, confidential or secret designs, processes, formulae, plans, devices or material (whether or not patented or patentable) directly or indirectly useful in any aspect of the business of the Employer, any customer or supplier lists of the Employer, or any other confidential information or secret aspects of the business of the Employer (collectively, "Confidential Information"). Executive acknowledges that the Confidential Information constitutes a unique and valuable asset of the Employer and represents a substantial investment of time and expense by the Employer, and that any disclosure or other use of the Confidential Information other than for the sole benefit of the Employer would be wrongful and would cause irreparable harm to the Employer. The foregoing obligations of confidentiality shall not apply to any knowledge or information in the public domain, other than as a direct or indirect result of the breach of this Agreement by Executive.

     9.    Ventures.    If,  during the term of this Agreement, Executive is
engaged in or associated with the planning or implementing of any project, program or venture involving the Employer and a third party or parties, all rights in such project, program or venture shall belong to the Employer.
Except as formally approved by the Employer's Board of Directors, Executive shall not be entitled to any interest in such project, program or venture or to any commission, finder's fee or other compensation in connection therewith other than the salary to be paid to Executive as provided in this Agreement.


                                  <26>

     10.    Intellectual  Property.

     (a) Disclosure and Assignment. Executive shall promptly disclose in writing to the Employer complete information concerning each and every invention, discovery, improvement, device, design, apparatus, practice, process, method or product, whether patentable or not, made, developed, perfected, devised, conceived or first reduced to practice by Executive, either solely or in collaboration with others, during the term of this Agreement, or within six months thereafter, whether or not during regular working hours, relating either directly to the business, products, practices or techniques of the Employer (hereinafter referred to as "Developments"). Executive hereby acknowledges that any and all of such Developments, and any Developments made, developed, perfected, devised, conceived or first reduced to practice by Executive, either solely or in collaboration with others during his employment with the Company prior to the Term, are the property of the Employer and, in consideration of this Agreement and for no compensation other that provided by this Agreement, hereby assigns and agrees to assign to the Employer any and all of Executive's right, title and interest in and to any and all of such Developments.

     (b) Future Developments. As to any future Developments made by Executive which relate to the business, products or practices of Employer and which are first conceived or reduced to practice during the term of this Agreement, or within six months thereafter, but which are claimed for any reason to belong to an entity or person other than the Employer, Executive shall promptly disclose the same in writing to the Employer and shall not disclose the same to others if the Employer, within 20 days thereafter, shall claim ownership of such Developments under the terms of this Agreement. If the Employer makes such claim, Executive agrees that, insofar as the rights
(if any) of Executive are involved, it shall be settled by arbitration in accordance with the rules then obtaining of the American Arbitration
Association. The locale of the arbitration shall be Denver, Colorado (or other locale convenient to the Employer's principal executive offices). If the Employer makes no such claim, Executive hereby acknowledges that the Employer has made no promise to receive and hold in confidence any such information disclosed by Executive.

     (c) Assistance of Executive. Upon request and without further compensation therefor, but at no expense to Executive, and whether during the term of this Agreement or thereafter, Executive shall do all lawful acts, including, but not limited to, the execution of papers and lawful oaths and the giving of testimony, that in the opinion of the Employer, its successors and assigns, may be necessary of desirable in obtaining, sustaining, reissuing, extending and enforcing United States and foreign Letters Patent, inducing, but not limited to, design patents, on any and all of such Developments, and for perfecting, affirming and recording the Employers' complete ownership and title thereto, and to cooperate otherwise in all proceedings and matters relating thereto.

     (d) Records. Executive shall keep complete, accurate and authentic accounts, notes, data and records of an Developments in the manner and form requested by the Employer. Such accounts, notes, data and records shall be the property of the Employer, and, upon its request, Executive shall promptly surrender same to it or, if not previously surrendered upon its request or otherwise, Executive shall surrender the same, and all copies thereof, to the Employer upon the conclusion of his employment.

     11.    Noncompetition.

     (a) Agreement not to Compete. Executive understands and agrees that, in addition to Executive's exposure to Employer's Confidential Information, Executive may, in his capacity as an Executive, at times meet with companies or persons who do business with Employer, and that as a consequence of using or associating himself with Employer's name, goodwill, and professional reputation, Executive's employment shall place him in a position where Executive can develop personal and professional relationships of value to Employer. Executive understands and agrees that his goodwill and reputation, as well as Executives knowledge of Confidential Information, could be used unfairly in competition against Employer pursuant to this Agreement, Executive agrees that, during the Noncom petition Period ( as defined below), Executive shall not:


                                  <27>

     (i) Directly or indirectly, individually or collectively in conjunction with others, engage in activities that compete with Employer's business as it is described in Employer's periodic reports filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934 or otherwise conducted at the expiration or earlier termination of Executive's employment specifically agrees not to solicit, serve, contract with or otherwise engage any existing or prospective customer, client, or account who then has a relationship with Employer for current or prospective business related in any manner to the -Business. Executive and Employer agree that this provision is reasonably enforced with reference to whatever geographic area Employer is then doing or planning to do business, it being agreed and understood between the parties that Employer conducts a nation-wide business and any such restriction might reasonably include the entire United States.

     (ii) Cause or attempt to cause any existing or prospective customer, client or account who then has a relationship with Employer for current or prospective business to divert, terminate, limit or in any manner modify, or fail to enter into any actual or potential business relationship with Employer. Executive and Employer agree that this provision is reasonably enforced with reference to any geographic area applicable to such relationships with Employer.

     (iii) Directly or indirectly solicit for employment, employ or conspire or act in concert with others to solicit for employment or employ any of Employer's employees or otherwise interfere with Employer's relationships with any of its Executives. The term "employ" for purposes of this paragraph means to enter into an arrangement for services as a full-time or part-time Executive, independent contractor, agent or otherwise. Executive and Employer agree that this provision is reasonably enforced as to any geographic area.

Executive further agrees that, during the Noncompetition Period, to inform any new employer or other person or entity with whim Executive enters into a business relationship, before accepting employment or entering into a business relationship, the existence to this Agreement and give such employer, person other entity a copy of this Section 11.

     (b)          Noncompetition  Period.        As used in this Section 11,
"Noncompetition Period" means the period of two years following the expiration of Executive's employment for any reason other than the death of Executive.

     (c)        Noncompetition Payment.     Employer agrees to pay Executive
the sum of $300,000 in consideration of Executive entering into the noncompetition covenants set forth in this Section 11(a). Such amount shall be payable in two equal installments in arrears (without interest), with the first such installment due on the first anniversary of the date of commencement of the Noncompetition Period and the second installment due on the second anniversary thereof. Upon execution of this Agreement, the payments specified in this subsection 11(c) shall be deemed earned and payable according to the terms hereof in all events.

     12.    General  Provisions

(a)      Notices.   All notices, requests and other communications from any
of the parties hereto to another shall be in writing and shall be personally served or sent by registered or certified mail, return receipt requested, and shall be deemed to have been given on the day when deposited in the United States mail addressed to the other party as follows , provided that either party may from time to time change the address to which notices to it are to be sent by giving written notice to the other in accordance herewith. Notices to Employer shall be given to Employer at its corporate headquarters which as of the date of this Agreement is: Monaco Finance, Inc., 370 17th Street, Suite 5060, Denver, Colorado 80202. Notices to Executive shall be addressed to Executive at Executive's residence address as the same appears on Employer's records.

     (b) Entirety of Agreement. This Agreement constitutes the final expression of the parties' agreement and it is a complete and exclusive statement of the terms of that agreement. There are no agreements or understandings between Employer and Executive with respect to the subject


                                  <28>
matter hereof except as expressly herein stated. This Agreement supersedes and replaces any prior employment agreement between the parties whether oral or written relating generally to the same subject matter, any of which are hereby terminated.

     (c)         Withholding Taxes; Offset .  The Employer may withhold from any
compensation  or  other  benefits  payable    under this Agreement all federal
state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling. The Employer may also offset any sums that are owed by Executive to Employer against any of the amounts payable by Employer to Executive under this Agreement.

     (d) Amendments. This Agreement may be modified or rescinded only by an instrument in writing signed by Employer and Executive. No amendment, alteration or modification of the express terms of this Agreement shall be binding unless set forth in an instrument in writing signed by the Employer and Executive.

     (e) Waiver. Waiver by either Employer or Executive of a breach of any provision, term or condition hereof shall not be deemed or construed as a further or continuing waiver thereof or a waiver of any breach of any other provision, term or condition of this Agreement.

     (f)          Assignment.    In  the  event of a merger, sale, transfer,
consolidation, or reorganization involving Employer, this Agreement shall continue in full force and effect. The rights and obligations of Employer hereunder may be transferred or assigned to any successor, representative or assign of Employer. Employer's obligations under this Agreement shall not be affected or diminished by any such transfer or assignment or by any change in the equity ownership of employer. No assignment of this Agreement shall be made by Executive, and any purported assignment by Executive shall be null and void. All obligations of Employer and Executive arising out of this Agreement shall be binding upon their heirs, spouses, legal representatives, successors and permitted assigns.

     (g) Injunctive Relief. Executive agrees that it would be difficult to compensate the Employer fully for damages for any violation of the provisions of this Agreement, including, without limitation the provisions of Sections 9, 10 and 11. Accordingly, Executive specifically agrees that the Employer shall be entitled to temporary and permanent injunctive relief to enforce the provisions of this Agreement and that such relief may be granted without the necessity of proving actual damages. This provision with respect to injunctive relief shall not, however, diminish the right of the Employer to claim and recover damages in addition to injunctive relief.

     (h) Agreement to Arbitrate; Expenses. Except with respect to the provisions of Sections 8, 9, 10 and 11 of this Agreement, any controversy or claim arising out of or relating to this Agreement or the formation, breach or interpretation hereof, will be settled by arbitration before one arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association in Denver, Colorado. Judgment upon the award rendered by the arbitration may be entered and enforced in the court with jurisdiction over the appropriate party. All controversies not subject to arbitration or contesting any arbitration will be litigated in the State of Colorado, Denver County District Court or a federal court in the State of Colorado (and each of the parties hereto hereby consent to the exclusive jurisdiction of such courts and waive any objections thereto). The expenses (including reasonable attorneys' fees) incurred by the prevailing party in any arbitration or litigation related to this Agreement shall be borne by the non-prevailing party in such arbitration or litigation.

     (i)          Severability.    To  the extent that any provision of this
Agreement shall be determined to be invalid or unenforceable, the invalid or unenforceable portion of such provision shall be deleted from this Agreement, and the validity and enforceability of the remainder of such provision and of this Agreement shall be unaffected. In furtherance of and not in limitation of the foregoing, it is expressly agreed that should the duration of or geographical extent of, or business activities covered by, the Noncom petition agreements contained in Section 11 to be determined to be in excess of that which is valid or enforceable under applicable law, then such provision shall be construed to cover only that duration, extent, or those activities which


                                  <29>
may validly or enforceably be covered. Executive acknowledges the uncertainty of the law in this respect and expressly stipulates that this Agreement shall be construed in a manner which renders its provisions valid and enforceable to the maximum extent (not exceeding its express terms) possible under applicable law.


                                  <30>

     (j) Captions. The captions contained in this Agreement are for convenience of reference only and do not affect the meaning of any terms or provisions.

     (k) Prior Agreement. As of the Effective Date, the Executive Employment Agreement dated July 9, 1990 between Employer and Executive (the "Prior Agreement") shall be terminated and shall be of no further force or effect (except with respect to compensation and benefits earned by Executive prior to the Effective Date).

     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first above written.

                                                   MONACO  FINANCE,  INC.

                                                 By:/s/  Morris  Ginsburg
                                                    ---------------------
                                                  Name:  Morris  Ginsburg
                                                  Title: President

                                                  /s/  Irwin  L.  Sandler
                                                  -----------------------
                                                  IRWIN  L.  SANDLER



                                  <31>

EXHIBIT  10.62
                    FIRST AMENDMENT TO BUY-SELL AGREEMENT


     THIS FIRST AMENDMENT TO BUY-SELL AGREEMENT is made and entered into as of December 4, 1997, among Monaco Finance, Inc., a Colorado corporation (the "Company"), Morris Ginsburg, Sandler Family Partners, Ltd. and Irwin Sandler.

     WITNESSETH:

     WHEREAS,  the  parties  hereto  have  previously  made and entered into a
Buy-Sell  Agreement  as  of   the 14th day of May, 1993 (the "Agreement"); and

     WHEREAS, the parties hereto have entered into an Option Agreement, dated as of December 4, 1997 (the "Option Agreement"), with Consumer Finance Holdings, Inc. that provides for certain option and put rights with respect to the Stock (as defined in the Agreement) owned by the Shareholders (as defined in the Agreement); and

     WHEREAS, the parties hereto wish to make certain modifications to the Agreement;

     NOW, THEREFORE, the parties hereto agree as follows (capitalized terms used herein and not otherwise defined have the meanings set forth in the Agreement):

     Section 3(b) of the Agreement is hereby amended and restated in its entirety as follows:

(b) Upon the occurrence of a Repurchase Event, the Company shall repurchase all of the Repurchasable Shares of the Shareholder by delivering written notice (the "Repurchase Notice") to the Shareholder, or his estate in the case of Ginsburg, within 15 days of the Repurchase Event. The Repurchase Notice will set forth the amount of Stock to be purchased by the Company, the aggregate consideration to be paid for such Stock as determined in Section 4 below (the "Purchase Price") and the time and place for the closing of the purchase transaction (the "Closing"); provided, however, that, notwithstanding the foregoing, the Company's obligation to repurchase such Repurchasable Shares shall not apply during the Option Term (as defined in the Option Agreement) to any of such Repurchasable Shares that are the subject of the Option Agreement; provided, further that in the event that any such Repurchasable Shares are not repurchased for whatever reason in accordance with a notice of option exercise pursuant to Section 2(a) of the Option Agreement or a Put Notice (as defined in the Option Agreement) pursuant to
Section 3(a) of the Option Agreement, the failure of such repurchase shall be deemed to be a new Repurchase Event and the Company's obligations under this
Section  3  with  respect  to  such  Repurchasable  Shares  shall  apply.

     Section 7(a) is hereby amended by inserting the following phrase in the third line of Section 7(a) after the words "Securities Act of 1933": "or pursuant to the Option Agreement"

     Except as specifically amended hereby, the Agreement remains in full force and effect.

     This First Amendment to Buy-Sell Agreement shall be governed by and construed in accordance with the laws of the state of Colorado.


                                  <32>

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Buy-Sell Agreement as of the date first written above.


                                                   MONACO  FINANCE,  INC.


                                               By:  /s/  Morris  Ginsburg
                                                   ----------------------
                                             Morris  Ginsburg,  President


                                                    /s/  Morris  Ginsburg
                                                    ---------------------
                                                    MORRIS  GINSBURG


                                         SANDLER  FAMILY  PARTNERS,  LTD.


                                             By:  /s/  Irwin  L.  Sandler
                                                  -----------------------
                                    Irwin  L.  Sandler,  General  Partner



                                                  /s/  Irwin  L.  Sandler
                                                  -----------------------
                                                       IRWIN  L.  SANDLER